SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 2001
                                                         -----------------



                              GERALD STEVENS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



    Florida                          0-05531                    65-0971499
----------------                 -----------------            ---------------
(State or other                  (Commission File             (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)



                1800 Eller Drive, Fort Lauderdale, Florida 33316
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 954/627-1000

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         On February 28, 2001, we sold substantially all of the assets and liabilities of our Calyx & Corolla floral catalog business to Equity Resource Partners, LLC, a company led by Andrew W. Williams, Chief Operating Officer of our order generation division and one of our directors. We received $3.5 million in cash for the sale of such business. The purchase price for the Calyx & Corolla business was determined by negotiation between the parties.

         As previously announced, Equity Resource Partners also has entered into an agreement to purchase our Florafax floral wire service business. On February 28, 2001, Equity Resource Partners paid a $1.5 million non-refundable deposit towards the $16.5 million purchase price for such business.

         We have included in Item 7 of this Report pro forma financial statements reflecting the sale of Calyx & Corolla, the receipt of the cash purchase price of $3.5 million and the receipt of the non-refundable deposit of $1.5 million.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)      N/A

         (b)      Pro Forma Financial Information

                  (1) Gerald Stevens, Inc. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of November 30, 2000

                  (2) Gerald Stevens, Inc. Unaudited Pro Forma Condensed Consolidated Statements of Operations:

                           For the three months ended November 30, 2000
                           For the year ended August 31, 2000

         The following unaudited pro forma condensed consolidated balance sheet as of November 30, 2000 gives effect to the sale of Calyx & Corolla as if it had occurred on November 30, 2000.

         The following unaudited pro forma condensed consolidated statements of operations for the three months ended November 30, 2000 and year ended August 31, 2000 give effect to the sale of Calyx & Corolla as if it had occurred at the beginning of the respective periods. Such statements of operations do not include the estimated pro forma net gain after taxes of $3.7 million resulting from the sale of Calyx & Corolla. The pro forma results are not necessarily indicative of the results of operations that would have been achieved had the disposition been consummated at the beginning of the periods reflected.

GERALD STEVENS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(IN THOUSANDS)


                                                                     At November 30, 2000

                                                      Historical            Adjustments            Pro Forma
                                                       ---------             ---------             ---------
ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                          $     362             $      --             $     362
    Accounts receivable, net                              12,570                  (726) (a)           11,844
    Inventories, net                                      15,042                (1,122) (a)           13,920
    Prepaid and other current assets                       4,967                (1,236) (a)            3,731
                                                       ---------             ---------             ---------
      Total current assets                                32,941                (3,084)               29,857
                                                       ---------             ---------             ---------
PROPERTY AND EQUIPMENT, net                               15,259                   (65) (a)           15,194
                                                       ---------             ---------             ---------
OTHER ASSETS:
    Intangible assets, net                               150,668                    --               150,668
    Other, net                                             3,584                   (53) (a)            3,531
                                                       ---------             ---------             ---------
      Total other assets                                 154,252                   (53)              154,199
                                                       ---------             ---------             ---------
      Total assets                                     $ 202,452             $  (3,202)            $ 199,250
                                                       =========             =========             =========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Notes payable                                      $   1,254             $    (188) (a)        $   1,066
    Accounts payable                                      19,194                (1,238) (a)           17,956
    Accrued liabilities                                   14,697                  (684) (a)           14,013
    Other current liabilities                                 --                 1,500  (b)            1,500
    Deferred revenue                                       1,898                (1,895) (a)                3
                                                       ---------             ---------             ---------
      Total current liabilities                           37,043                (2,505)               34,538
                                                       ---------             ---------             ---------
LONG-TERM DEBT                                            35,837                (4,370) (c)           31,467
OTHER                                                      1,106                    --                 1,106
                                                       ---------             ---------             ---------
      Total liabilities                                   73,986                (6,875)               67,111
                                                       ---------             ---------             ---------

STOCKHOLDERS' EQUITY:
    Preferred stock                                           --                    --                    --
    Common stock                                              98                    --                    98
    Additional paid-in capital                           194,203                    --               194,203
    Accumulated deficit                                  (65,835)                3,673  (d)          (62,162)
                                                       ---------             ---------             ---------
      Total stockholders' equity                         128,466                 3,673               132,139
                                                       ---------             ---------             ---------
      Total liabilities and stockholders'
         equity                                        $ 202,452             $  (3,202)            $ 199,250
                                                       =========             =========             =========


(a) Records the elimination of the assets and liabilities upon the sale of Calyx & Corolla.

(b) Reflects a liability relating to receipt of a non-refundable deposit in connection with the pending Florafax sale.

(c) Reflects a net reduction in long-term debt of (i) $2.9 million from the proceeds of the sale of Calyx & Corolla, based on a sales price of $3.5 million less working capital and other adjustments of $575,000 and related transaction fees of $55,000, and (ii) $1.5 million related to receipt of a non-refundable deposit in connection with the pending Florafax sale.

(d) Reflects the estimated net gain after taxes of $3.7 million from the sale of Calyx & Corolla.

GERALD STEVENS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                           For the Three Months Ended November 30, 2000

                                                        Historical           Adjustments         Pro Forma
                                                        ----------           -----------         ---------
REVENUE:
       Product sales, net                               $ 44,576             $ (2,447)(e)         $ 42,129
       Service and other revenue                          13,251                 (429)(e)           12,822
                                                        --------             --------             --------
                                                          57,827               (2,876)              54,951
                                                        --------             --------             --------
OPERATING COSTS AND EXPENSES:
       Cost of product sales                              16,597                 (839)(e)           15,758
       Operating expenses                                 26,131                   --               26,131
       Selling, general and administrative
          expenses                                        17,360               (2,401)(e)           14,959
       Depreciation and amortization                       2,276                   (5)(e)            2,271
                                                        --------             --------             --------
                                                          62,364               (3,245)              59,119
                                                        --------             --------             --------
             Operating loss                               (4,537)                 369               (4,168)
                                                        --------             --------             --------

OTHER INCOME (EXPENSE):
       Interest expense                                   (1,360)                 111 (f)           (1,249)
       Interest income                                        27                   --                   27
       Other                                                 803                   --                  803
                                                        --------             --------             --------
                                                            (530)                 111                 (419)
                                                        --------             --------             --------
       Loss before provision for income taxes             (5,067)                 480               (4,587)
                                                        --------             --------             --------

PROVISION FOR INCOME TAXES                                   121                   --                  121
                                                        --------             --------             --------
             Net loss                                   $ (5,188)            $    480             $ (4,708)
                                                        ========             ========             ========


BASIC AND DILUTED LOSS PER SHARE                        $  (0.53)            $   0.05             $  (0.48)
                                                        ========             ========             ========

WEIGHTED AVERAGE COMMON AND
   COMMON EQUIVALENT SHARES
   OUTSTANDING:

             Basic and Diluted                             9,836                9,836                9,836
                                                        ========             ========             ========

GERALD STEVENS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                  For the Year Ended August 31, 2000

                                                           Historical           Adjustments            Pro Forma
                                                           ----------           -----------            ---------
REVENUE:
       Product sales, net                                  $ 206,142             $ (17,658)(e)         $ 188,484
       Service and other revenue                              60,911                (2,758)(e)            58,153
                                                           ---------             ---------             ---------
                                                             267,053               (20,416)              246,637
                                                           ---------             ---------             ---------
OPERATING COSTS AND EXPENSES:
       Cost of product sales                                  75,785                (6,223)(e)            69,562
       Operating expenses                                    102,187                    --               102,187
       Selling, general and administrative
          expenses                                            92,841               (16,100)(e)            76,741
       Depreciation and amortization                           9,883                  (926)(e)             8,957
       Impairment of long-lived assets                        28,553               (12,912)(g)            15,641
                                                           ---------             ---------             ---------
                                                             309,249               (36,161)              273,088
                                                           ---------             ---------             ---------
             Operating loss                                  (42,196)               15,745               (26,451)
                                                           ---------             ---------             ---------

OTHER INCOME (EXPENSE):
       Interest expense                                       (2,630)                   11 (e)            (2,176)
                                                                                       443 (f)
       Interest income                                            76                    (2)(e)                74
       Other                                                   2,650                   (16)(e)             2,634
                                                           ---------             ---------             ---------
                                                                  96                   436                   532
                                                           ---------             ---------             ---------
       Loss before provision for income taxes                (42,100)               16,181               (25,919)
                                                           ---------             ---------             ---------

PROVISION FOR INCOME TAXES                                       472                     2                   474
                                                           ---------             ---------             ---------
             Net loss                                      $ (42,572)            $  16,179             $ (26,393)
                                                           =========             =========             =========


BASIC AND DILUTED LOSS PER SHARE                           $   (4.57)            $    1.74             $   (2.83)
                                                           =========             =========             =========

WEIGHTED AVERAGE COMMON AND
   COMMON EQUIVALENT SHARES
   OUTSTANDING:

             Basic and Diluted                                 9,314                 9,314                 9,314
                                                           =========             =========             =========


(e)  Reflects elimination of revenue and expenses of Calyx & Corolla.

(f) Reflects a reduction in interest expense resulting from a decrease in long-term debt of (i) $2.9 million from the proceeds of the Calyx & Corolla sale, and (ii) $1.5 million from the pending Florafax sale, using an interest rate of 10.14%.

(g) Reflects a reduction in the asset impairment writedown relating to Calyx & Corolla long term assets.

(c)      Exhibits.

         Exhibit No.       Description
         -----------       -----------

         2.1 Asset Purchase Agreement, dated as of February 16, 2001, by and among Gerald Stevens, Inc., Calyx & Corolla, Inc., and Equity Resource Partners, LLC (previously filed as Exhibit 99.1 to Current Report on Form 8-K filed February 21, 2001)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                     GERALD STEVENS, INC.
                                              ---------------------------------
                                                       (Registrant)



                                              By       /s/ WAYNE MOOR
                                                 --------------------
                                                       Wayne Moor
                                                       Senior Vice President and
                                                         Chief Financial Officer
Dated: March 14, 2001

                                               GERALD STEVENS, INC.

                           Current Report on Form 8-K


                                  Exhibit Index
                                  -------------


Exhibit No.                Description
-----------                -----------


2.1 Asset Purchase Agreement, dated as of February 16, 2001, by and among Gerald Stevens, Inc., Calyx & Corolla, Inc., and Equity Resource Partners, LLC (previously filed as Exhibit 99.1 to Current Report on Form 8-K filed February 21, 2001)